Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks Chief Financial Officer (972) 490-9600	Jordan Jennings Investor Relations (972) 778-9487	Joe Calabrese Financial Relations Board (212) 827-3772

ASHFORD ANNOUNCES ACQUISITiON OF Chesapeake Hospitality
TO ACCELERATE GROWTH OF ITS HOTEL MANAGEMENT BUSINESS

DALLAS, April 18, 2022 - Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today announced that Remington Hotels (“Remington”), a dynamic, growing, independent hotel management company with over 40 years of experience in the hospitality business and a wholly-owned portfolio company of Ashford, has acquired privately held Chesapeake Hospitality (“Chesapeake”), a premier third-party hotel management company. Ashford is acquiring Chesapeake for an initial consideration of $15.75 million, payable with $6.3 million in cash and $9.45 million of a new Series CHP Convertible Preferred Unit, which will pay a 7.28% annual dividend and have a $117.50 conversion price per share. Chesapeake will also have the ability to earn up to $10.25 million of additional consideration based on its base management fee contribution for the trailing 12-month (“TTM”) periods ending March 2024 and March 2025 for a total potential consideration of $26 million. Should Chesapeake’s performance result in the full earnout for the seller, Ashford expects $5.3 million of EBITDA contribution for the full year of 2024, which would represent an acquisition multiple of 4.9x EBITDA.

With 65 years of experience helping hotel owners and real estate investors in the eastern United States, Chesapeake joins Remington with a complementary vision and mission. Chesapeake is known for its legacy of creating asset value by performing re-brandings and re-positionings, and has a reputation for helping client hotels achieve their full potential through exceptional guest experiences and reliable performance.

The strategic transaction is expected to increase the scale and scope of Remington’s hotel management business while expanding Remington’s geographic footprint to complementary Midwestern markets, including Pittsburgh, Milwaukee, Detroit, and St. Louis. Further, the acquisition adds several IHG Hotels & Resorts to its portfolio, as well as the 877 key Showboat Atlantic City, which will be the largest hotel in Remington’s portfolio. The combined company will operate under the Remington brand and will be focused on leveraging its enhanced scale to pursue profitable growth opportunities, including the continued expansion of hotel management business to third parties. This transaction also diversifies Remington’s client base away from the Company's advised REITs. As a result of the acquisition, Remington’s mix of third party hotels will increase from approximately 20% to approximately 40%.

“Though the hospitality space has faced massive challenges over the past few years, Remington has remained steadfast in its commitment to being the best hotel manager in the industry,” commented Remington President and Chief Executive Officer, Sloan Dean. “By melding Chesapeake’s culture and know-how with ours, we believe we are well-positioned to cultivate even stronger relationships with our properties’ owners by providing them with more resources, better economies of scale, and a more satisfying guest experience.”

“I’m so proud that Chesapeake is joining Remington, a company that is known for its stellar results and has made a real cultural shift in the hotel management space,” said Chris Green, former President and CEO of Chesapeake and newly appointed Divisional President of Remington Hotels. “This partnership will be a practice in blending two companies that have operated in different geographical lanes and have a steadfast commitment to doing what is best for their clients and employees. I’m looking forward to taking the service our clients know and love to the next level as we access the resources Remington has to offer.”

“This is a powerful combination of two highly complementary and synergistic businesses, and we are confident this transaction will come as a value-added partnership to our combined third-party client base,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “This is a terrific acquisition for Remington, and underscores Ashford’s commitment to supporting our portfolio companies as they execute on organic and inorganic growth initiatives to create shareholder value.”

With the completion of this acquisition, Remington now manages 121 hotels in 28 states across 25 brands, including 19 independent and boutique properties. The combined company will be headquartered in Dallas, where Remington’s management will oversee day-to-day operations of its entire national portfolio of properties. Upon integration, all former Chesapeake managed hotels will remain under the same teams to ensure continued delivery of excellent service to owners and guests.

Included in this press release are references to Chesapeake’s EBITDA contribution, which is a non-GAAP financial measure. The Company is not providing a reconciliation of Chesapeake’s expected EBITDA contribution to Chesapeake’s net income contribution because the Company is unable to predict with reasonable certainty the reconciling items that may affect net income without unreasonable effort. These reconciling items are uncertain, depend on various factors, and could significantly impact, either individually or in the aggregate, the GAAP measures for the applicable period.

The Company presents Chesapeake’s EBITDA contribution because it is used extensively by our management and board of directors to evaluate the impact of the acquisition of Chesapeake on our operational performance. Accordingly, the Company believes that the EBITDA contribution provides useful information to investors and others in understanding and evaluating its operating results in the same manner as its management team and board of directors. This metric, however, has limitations as a financial measure, and investors should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. The Company urges investors to carefully review the GAAP financial information as shown in our subsequent periodic reports on Form 10-Q and our Current Reports on Form 8-K.

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Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.

Certain statements and assumptions in this press release, including without limitation statements regarding Chesapeake’s EBITDA contribution, contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, including one or more possible recurrences of COVID-19 case surges that would cause state and local governments to reinstate travel restrictions and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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